SCHEDULE 14A

(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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COMPREHENSIVE CARE CORPORATION

(Name of Registrant as Specified In Its Charter)

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SECURITY OWNERSHIP
PROPOSAL 1 — ELECTION OF ONE CLASS III DIRECTOR
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE NOMINEE LISTED BELOW
CLASS III: NOMINEE FOR A THREE-YEAR TERM EXPIRING AT THE YEAR 2007 ANNUAL MEETING OF STOCKHOLDERS
FOLLOWING ARE THE INCUMBENT DIRECTORS WHOSE TERMS ARE NOT EXPIRING AT THE 2004 ANNUAL MEETING
CORPORATE GOVERNANCE
BOARD MEETINGS AND DIRECTORS’ COMPENSATION
SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
BOARD COMMITTEES
REPORT OF THE AUDIT COMMITTEE
REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE REGARDING COMPENSATION OF EXECUTIVE OFFICERS
LIMITATIONS ON THE DEDUCTIBILITY OF COMPENSATION
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND AGGREGATED FISCAL YEAR-END OPTION VALUE
INDEPENDENT AUDITORS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
ANNUAL REPORT
OTHER BUSINESS
PROCEDURE FOR SUBMITTING STOCKHOLDER PROPOSALS
APPENDIX A

COMPREHENSIVE CARE CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD FRIDAY, MARCH 11, 2005

To the Stockholders of Comprehensive Care Corporation:

     Notice is hereby given that the 2004 Annual Meeting of Stockholders of Comprehensive Care Corporation (the “Company”) will be held at the principal executive offices of the Company, located at 204 South Hoover Boulevard, Suite 200, Tampa, Florida 33609 on Friday, March 11, 2005 at 9:00 a.m. Eastern Standard Time, and any adjournments or postponements thereof for the following purposes:

1.	To elect one (1) Class III director to serve until the year 2007 Annual Meeting of Stockholders and until his successor is elected and qualified; and

2.	To consider and act upon a proposal to amend the Company’s 2002 Incentive Plan (the “2002 Plan”) to increase the number of shares of the Company’s common stock available for issuance under the 2002 Plan by 500,000.

3.	To consider and transact such other business as may properly come before the meeting or any adjournment thereof.

     Stockholders of record at the close of business on January 21, 2005 are entitled to notice of and to vote at the meeting. A list of stockholders entitled to vote at the meeting will be available for inspection at the principal offices of the Company.

By Order of the Board of Directors,

/s/ Cathy J. Welch
Cathy J. Welch
Secretary

January 28, 2005

     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN THE ACCOMPANYING PROXY AND MAIL IT IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. YOUR PROMPT RESPONSE WILL SAVE THE EXPENSE OF A FOLLOW-UP MAILING.

COMPREHENSIVE CARE CORPORATION AND SUBSIDIARIES

COMPREHENSIVE CARE CORPORATION
204 South Hoover Boulevard, Suite 200
TAMPA, FLORIDA 33609
(813) 288-4808

PROXY STATEMENT
FOR
Annual Meeting of Shareholders
To Be Held on March 11, 2005

     The Board of Directors of Comprehensive Care Corporation (the “Company”) solicits your proxy for use at the 2004 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Friday, March 11, 2005 at 9:00 a.m., Eastern Standard Time, at the principal executive offices of the Company located at 204 South Hoover Boulevard, Suite 200, Tampa, Florida 33609 and any adjournments or postponements thereof. This Proxy Statement and the accompanying form of proxy are first being mailed on or about January 28, 2005. Following this mailing, certain officers and employees of the Company may solicit proxies by mail, telephone, telecopy, or in person, without additional compensation. Upon request, the Company will reimburse brokers, and other persons holding shares for others, for their expenses in forwarding copies of the proxy soliciting material to the beneficial owners of such shares. The Company will pay all solicitation costs, if any.

     The shares held by each person giving a proxy in the accompanying form will be voted at the meeting in accordance with any instructions specified in the proxy. If no instructions are specified, the shares will be voted FOR the election as a Class III director of the nominee specified herein. A proxy may be revoked by the person giving it any time before its exercise by sending a written notice of such revocation or a later-dated proxy to the Secretary of the Company at the above address or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not by itself revoke a proxy.

     Only stockholders of record at the close of business on January 21, 2005 are entitled to notice of, and to vote at, the Annual Meeting. As of that date, 4,798,547 shares of common stock, $.01 par value per share (“Common Stock”), were outstanding and held of record by stockholders. Stockholders are entitled to one, non-cumulative vote for each share of Common Stock held.

     The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted as present for purposes of determining the presence of a quorum. Directors are elected by a plurality of the shares of Common Stock entitled to vote in person or by proxy, with one vote counted for each share of Common Stock held. The Common Stock does not vote on a cumulative basis. Abstentions and broker non-votes will have no effect on the election of directors in Proposal 1. Approval of any other matter that may properly come before the Annual Meeting requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote. Abstentions and broker non-votes will therefore have the effect of negative votes with respect to any matter presented at the Annual Meeting. If authority to vote for the nominee is withheld on a proxy card, no vote will be cast with respect to the shares represented thereby and the outcome of the election will not be affected.

     The 2004 Annual Report to Stockholders, including the consolidated financial statements for the fiscal year ended May 31, 2004, accompanies this Proxy Statement.

COMPREHENSIVE CARE CORPORATION AND SUBSIDIARIES

SECURITY OWNERSHIP

     The following table sets forth, as of the January 21, 2005 record date, information concerning the beneficial ownership of Common Stock by each director of the Company, nominee for director, the executive officers named in the Summary Compensation Table included elsewhere herein, and all directors and executive officers as a group. Unless otherwise indicated below, the business address for each named individual is the principal executive office address, which is 204 South Hoover Blvd., Suite 200, Tampa, Florida 33609.

		Percent of
	Shares Beneficially	Common Stock
Name of Beneficial Owner	owned	Outstanding
Mary Jane Johnson (1)	315,000	6.2%
Robert J. Landis (2)	372,625	7.3%
Thomas Clay (3)	62,500	1.3%
Howard A. Savin (4)	47,499	1.0%
Eugene L. Froelich (5)	31,666	*
All executive officers and directors As a group (8 persons)	929,290	16.4%

*Less than 1%.

(1)	Includes 20,000 shares of common stock held directly and 295,000 shares subject to options that are presently exercisable or exercisable within 60 days of the record date.

(2)	Includes 32,000 shares of common stock held directly and 340,625 shares subject to options that are presently exercisable or exercisable within 60 days of the record date.

(3)	Includes 5,000 shares of common stock held directly and 57,500 shares subject to options that are presently exercisable. Excludes 10,000 options that are not presently exercisable.

(4)	Includes 47,499 options that are presently exercisable. Excludes 5,000 options that are not presently exercisable.

(5)	Includes 31,666 options that are presently exercisable. Excludes 5,000 options that are not presently exercisable.

     The following table sets forth, as of the January 21, 2005 record date, the name, address, stock ownership and voting power of each person or group of persons known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock. According to rules adopted by the Securities and Exchange Commission, a person is the “beneficial owner” of securities if he or she has, or shares, the power to vote such securities or to direct their investment. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to shares beneficially owned.

	Shares of Stock
	Beneficially
Name And Address of Beneficial Owner	Owned	Percent of Class
Harry Ross
3622 Reeves Road, Ojai, CA 93023	720,000*	15.0%

*	Information obtained from Schedule 13G filed by Mr. Ross on December 17, 2003 and dated December 8, 2003.

COMPREHENSIVE CARE CORPORATION AND SUBSIDIARIES

PROPOSAL 1 – ELECTION OF ONE CLASS III DIRECTOR

     The Board of Directors is comprised of three classes of directors with staggered three-year terms. Directors for each class are elected at the Annual Meeting of Stockholders held in the year in which the term for such class expires. Mary Jane Johnson is a Class I director whose term expires at the 2006 Annual Meeting. Robert J. Landis is a Class III director whose term expires at the 2004 Annual Meeting. Howard A. Savin and Eugene L. Froelich are Class II directors whose terms expire at the 2005 Annual Meeting. Ms. Johnson and Mr. Landis are employees of the Company and, therefore, do not receive any compensation for serving on the Board of Directors of the Company. Further, Dr. Savin and Mr. Froelich have agreed to serve on the Board of Directors without receiving any cash compensation for their services, but will receive stock options for Board services in accordance with the Company’s Non-employee Director Plan.

     The Company’s non-management directors and Chief Executive Officer recommended that Mr. Landis be a director nominee. It is the intention of the persons named as proxies to vote their proxies FOR the election of Robert J. Landis, a Class III Director. Mr. Landis has consented to continue to serve as a director if elected.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE
FOR THE NOMINEE LISTED BELOW.

CLASS III: NOMINEE FOR A THREE-YEAR TERM EXPIRING AT THE YEAR 2007
ANNUAL MEETING OF STOCKHOLDERS

Robert J. Landis, CPA, MBA (age 45)

     Mr. Landis has served as Chairman of the Board of Directors since January 2000 and as Chief Financial Officer and Treasurer since July 1998. Mr. Landis was initially elected a Class III director in April 1999 and was reelected at the 2001 Annual Meeting, with his current term expiring at the 2004 Annual Meeting. Mr. Landis served as Treasurer of Maxicare Health Plans, Inc., a health maintenance organization, from November 1988 to July 1998. Mr. Landis also serves on the Board of Directors and on the audit committee of Global Axcess Corporation, a company that owns and operates automatic teller machines, whose common stock is publicly traded on the Over The Counter Bulletin Board. Further, Mr. Landis serves on the Board of Directors and on the audit committee of Nyer Medical Group, Inc., a company engaged in the wholesale and retail sale of medical and surgical equipment and, additionally, the ownership and operation of pharmacies, whose common stock is publicly traded on the Nasdaq SmallCap Market. Mr. Landis, a Certified Public Accountant, received a Bachelors Degree in Business Administration from the University of Southern California and a Masters Degree in Business Administration from California State University at Northridge.

FOLLOWING ARE THE INCUMBENT DIRECTORS WHOSE TERMS
ARE NOT EXPIRING AT THE 2004 ANNUAL MEETING

Mary Jane Johnson RN, MBA, (age 54)

     Ms. Johnson has served as President and Chief Executive Officer since January 2000. Ms. Johnson was initially elected a Class I director in April 1999 and was reelected at the 2003 Annual Meeting, with her current term expiring at the 2006 Annual Meeting. Since joining the Company in August 1996, Ms. Johnson has also served as Chief Operating Officer of Comprehensive Care Corporation, an appointment that was effective July 1999, and as Chief Executive Officer for the Company’s principal subsidiary, Comprehensive Behavioral Care, Inc., since August 1998. Ms. Johnson served as Executive Director for Merit Behavioral Care from 1993 to 1996. Ms. Johnson, a Registered Professional Nurse, has a Bachelors Degree in Nursing from the State University of New York and a Masters Degree in Business Administration from Adelphi University.

COMPREHENSIVE CARE CORPORATION AND SUBSIDIARIES

Howard A. Savin, Ph.D. (age 58)

     In June 2002, Dr. Savin was appointed as a Class II director, with his current term expiring at the 2005 Annual Meeting, to fill an existing vacancy of the Board of Directors. Additionally, Dr. Savin is the Chairman of the Company’s Compensation and Stock Option Committee and he serves on the Company’s Audit Committee. Dr. Savin currently serves as President of his own consulting firm, Behavioral Health Care Solutions, and as Senior Consultant for the Devereux Foundation, an organization engaged in providing high-quality human services to children, adults, and families with special needs that derive from behavioral, psychological, intellectual or neurological impairments. Dr. Savin was previously Senior Vice President of Clinical Affairs at the Devereux Foundation from July 1, 1995 through June 30, 2004. From November 1993 to December 1994, Dr. Savin served as Vice President of Medco Behavioral Care Corp., which later became Merit Behavioral Health and Magellan. Dr. Savin holds a Masters Degree in Psychology from the University of Bridgeport and a Ph.D. from the University of Georgia.

Eugene L. Froelich, CPA (age 63)

     In January 2003, the Board of Directors appointed Mr. Froelich to fill an existing vacancy for a Class II Director until the expiration date of the term for this director seat, which is the 2005 Annual Meeting. Additionally, Mr. Froelich is the Chairman of the Company’s Audit Committee and is the Audit Committee Financial Expert as that term is defined under General Rules and Regulations under the Securities Exchange Act of 1934, as amended. He also serves on the Company’s Compensation and Stock Option Committee. Mr. Froelich has more than 30 years of financial experience and has served as an executive to several publicly held healthcare, entertainment, and high tech corporations and is currently working as a consultant in these industries. In addition, Mr. Froelich is currently the Chief Financial Officer and Chief Operating Officer of CureLab, Inc., a privately held company, engaged in the biotechnology sector. Mr. Froelich has served in this capacity for CureLab, Inc. since January 2002. From April 2001 to October 2001, Mr. Froelich served as Chief Financial Officer of Futurelink Corp., a publicly traded company, engaged in the technology information sector. Futurelink Corp. had filed for protection under Chapter 11 of the federal bankruptcy code in August 2001 and, following such filing, Mr. Froelich voluntarily resigned his position with Futurelink Corp. From July 2000 to April 2001, Mr. Froelich was Chief Financial Officer of Wizshop.com, a private company, engaged in the Internet retail business. From 1998 to 2000, Mr. Froelich acted as an independent consultant and advisor to various corporations. During the period from 1989 to 1998, Mr. Froelich was Chief Financial Officer and Executive Vice President of Maxicare Health Plans, Inc. (“Maxicare”), a publicly traded corporation operating under Chapter 11 of the federal bankruptcy code at the time Mr. Froelich joined Maxicare in 1989.

CORPORATE GOVERNANCE

     Corporate governance is typically defined as the system that allocates duties and authority among a company’s stockholders, board of directors and management. The stockholders elect the board and vote on extraordinary matters; the board is the company’s governing body, responsible for hiring, overseeing and evaluating management, particularly the Chief Executive Officer (CEO); and management runs the company’s day-to-day operations. Our certificate of incorporation provides for a staggered board of five directors separated into three classes. Our Board of Directors currently consists of four directors. The Company is continuing its efforts to fill the one remaining vacancy. The current Board members include two independent directors. The primary responsibilities of the Board of Directors are oversight, counseling and direction to the Company’s management in the long-term interests of the Company and its stockholders. The Board’s detailed responsibilities include: (a) selecting, regularly evaluating the performance of, and approving the compensation of the Chief Executive Officer and other senior executives; (b) reviewing and, where appropriate, approving the Company’s major financial objectives, strategic and operating plans and actions; (c) overseeing the conduct of the Company’s business to evaluate whether the business is being properly managed; and (d) overseeing the processes for maintaining the Company’s integrity with regard to its financial statements and other public disclosures and compliance with law

COMPREHENSIVE CARE CORPORATION AND SUBSIDIARIES

and ethics. The Board of Directors has delegated to the Chief Executive Officer, working with the Company’s other executive officers, the authority and responsibility for managing the Company’s business in a manner consistent with the Company’s standards and practices, and in accordance with any specific plans, instructions or directions of the Board. The Chief Executive Officer and management are responsible for seeking the advice and, in appropriate situations, the approval of the Board with respect to extraordinary actions to be undertaken by the Company.

     The Company has adopted a Code of Ethics and also established standing audit and Compensation and Stock Options. Procedures facilitating the anonymous submission by employees to the Audit Committee of complaints regarding accounting, internal controls, or auditing matters have also been established.

BOARD MEETINGS AND DIRECTORS’ COMPENSATION

     During the fiscal year ended May 31, 2004, the Board of Directors of the Company held eleven meetings in person or by telephone. In addition, the Board of Directors took actions by written consent on four occasions. Each director attended more than 75% of the total of all meetings of the Board and the committees on which he or she served during fiscal 2004. Further, as the Company requires all directors to attend each Annual Meeting of Stockholders, the 2003 Annual Meeting was attended by 100% of the then current directors.

     Board of Director members that are also officers or employees of the Company receive no compensation for serving as directors. No cash compensation was paid to any Board member during fiscal 2004. Non-employee Board members were compensated with stock options in accordance with the Company’s Non-employee Directors’ Stock Option Plan (“Director Plan”). Under such plan, each non-employee director is automatically granted an option to purchase 10,000 shares upon joining the Board (the “Initial Grant”) and options to purchase 5,000 shares on each anniversary of the initial date of service or date of approval, as the case may be (the “Annual Grant”). In addition to the Initial Grant and the Annual Grant, the Director Plan provides that there shall be granted and awarded one or more options contemporaneous with each Annual Grant, as follows: (i) options to purchase 3,333 shares of Common Stock to the individual occupying the position of Vice Chairman of the Board, (ii) options to purchase 8,333 shares of Common Stock to each chairman of each committee of the Board, and (iii) options to purchase 2,500 shares of Common Stock to each non-employee director who serves on a committee of the Board (other than the chairman of the committee).

     A total of 31,666 options were granted under the Director Plan during fiscal 2004 to the following non-employee directors:

Director	Options Granted
Dr. Savin	15,833
Mr. Froelich	15,833

Total	31,666

     The exercise price of the options is one hundred percent (100%) of the fair market value of the Common Stock on the date of grant. Options are exercisable to the extent vested, which occurs at specified intervals and anniversary dates over time (see “Non-Employee Director Plan” under the caption “Stock Option Plans” below).

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

     The Company has established a shareholder website (www.compcare-shareholders.com), which may be used by shareholders to communicate with members of the Company’s Board of Directors. Any shareholder may contact the Chairman, Mr. Landis, or another member of the Board by completing the “Contact Us and News Alert Signup” information under the “Contact Us” tab. All communications are initially screened by the Board Chairman for the purpose of determining the appropriate party to receive the communication.

COMPREHENSIVE CARE CORPORATION AND SUBSIDIARIES

BOARD COMMITTEES

Audit Committee

     The Board of Directors has constituted an Audit Committee comprised of two independent directors, as that term is defined under the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the “Act”). Mr. Eugene L. Froelich is the Chairman of the Audit Committee and is the Audit Committee Financial Expert within the meaning of applicable Securities and Exchange Commission regulations. The Audit Committee has responsibility for the appointment, compensation, retention and oversight of the Company’s independent auditors, establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal controls or auditing matters, and procedures for the submission of confidential, anonymous concerns by employees regarding questionable accounting or auditing matters. The Audit Committee met four times during fiscal year 2004. In addition, the Audit Committee took actions by written consent on two occasions.

     The Audit Committee has, as required by the Act and Section 301 of the Sarbanes-Oxley Act of 2002, adopted a ‘whistleblower policy’ providing for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Compensation and Stock Option Committee

     The Company’s Compensation and Stock Option Committee (“Committee”) members are Howard A. Savin, Chairman of the Committee, and Eugene L. Froelich. The Committee held one meeting during the most recent fiscal year. In addition, the Committee took actions by written consent on four occasions. The responsibilities of the Committee are to recommend remuneration arrangements for senior management, advise the Board as to senior management succession planning, and to review and approve senior management performance goals as well as conduct performance evaluations against such goals. Additionally, the Committee oversees the Company’s employee stock option plans and is responsible for determining any stock option grants to be made to the Company’s senior management, employees, or consultants. Further information regarding compensation is found in the following sections.

Nominating Committee

     During its meetings, the Board of Directors performs the functions normally associated with a Nominating Committee and, as such, the Company does not have or require a separate nominating committee or nominating committee charter, nor does the Company pay any third party a fee to assist in the process of identifying and evaluating Board candidates. Such functions are performed by Ms. Johnson, Mr. Froelich, Mr. Landis and Dr. Savin who focus primarily on the recruitment of independent directors having significant industry-related experience, which is the minimum qualification required by the Board of Directors for any person to be considered a viable candidate. Ms. Johnson and Mr. Landis are not independent directors and the Company’s Board of Directors does not currently have a majority of independent directors. Mr. Froelich and Dr. Savin are “independent” as that term is defined in Section 121A of the American Stock Exchange Listing Standards. Director nominees will be determined by the independent directors based upon a number of criteria, including the business of the Company, the nominee’s knowledge and expertise in the healthcare industry or other comparable business experience, the nominee’s qualities and background, and the Board’s composition as well as its current and future needs. The Company has not received nominations from or rejected candidates put forward by any security holder or groups of security holders during fiscal 2004. Please see “Procedure for Submitting Stockholder Proposals” at the end of this document for instructions on submitting director nominees.

COMPREHENSIVE CARE CORPORATION AND SUBSIDIARIES

REPORT OF THE AUDIT COMMITTEE

     The primary responsibilities of the Audit Committee are the oversight of the integrity of the Company’s financial statements, the appointment, compensation and performance of the independent auditors, and the evaluation of complaints from employees regarding accounting and auditing matters. In April 2003, in accordance with Section 301 of the Sarbanes-Oxley Act of 2002, the Audit Committee adopted a ‘whistleblower’ policy, providing for the anonymous submission by employees to the Audit Committee of complaints regarding accounting, internal controls, or auditing matters. The Audit Committee is responsible for the receipt, treatment and retention of such filed complaints.

     While not listed on the American Stock Exchange (“AMEX”), the Company has used the AMEX definition of “independence” for the purpose of determining the independence of its Audit Committee members. Directors Froelich and Savin are “independent” as that term is defined in Section 121A of the AMEX listing standards, which defines an independent director, generally, as one who is not employed by the Company, receives no compensation other than as a director, is not related to a Company officer, and is not an officer or owner of a business having transactions with the Company.

     The Board of Directors has adopted a written charter for the Audit Committee, which was filed as Appendix A to the Company’s 2003 Proxy, filed with the Securities and Exchange Commission on December 19, 2003.

     The Audit Committee held four meetings during fiscal 2004, including a meeting in August 2004 during which it reviewed and discussed the Company’s fiscal 2004 audited financial statements with the Company’s management, discussed with the Company’s independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), received the written disclosures and the letter from the Company’s independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discussed with such independent accountants the independent accountants’ independence.

     In performing all of these functions, the Audit Committee acts only in an oversight capacity and necessarily relies on the work and assurances of the Company’s management and independent auditors, which, in their report, express an opinion on the conformity of the Company’s annual financial statements to accounting principles generally accepted in the United States of America. Based on such reviews and discussions, the Audit Committee recommended that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2004 for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE

Eugene L. Froelich, CPA, Chairman
Howard A. Savin, Ph.D.

Compensation and Stock Option Committee

     The Compensation and Stock Option Committee reviews the Company’s compensation programs and exercises authority with respect to the payment of salaries and incentive compensation to the Company’s executive officers. The Compensation and Stock Option Committee also administers the Company’s 1995 and 2002 Stock Option Plans.

COMPREHENSIVE CARE CORPORATION AND SUBSIDIARIES

REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE REGARDING
COMPENSATION OF EXECUTIVE OFFICERS

     The responsibilities of the Compensation and Stock Option Committee (the “Committee”) are to establish the annual compensation of the chief executive officer, chief financial officer, and the other executive officers of the Company and to oversee the administration of the Company’s 1995 and 2002 incentive plans.

Overview and Philosophy

     The Compensation and Stock Option Committee’s policies are designed to enable the Company to attract and retain outstanding executives in the healthcare industry to assist the Company in meeting its long-range objectives, thereby serving the interests of the Company’s stockholders. The Committee’s compensation philosophy is to provide rewards that (1) are linked to both Company performance and individual performance, (2) align employee interests with shareholder interests, (3) are sufficient to attract and retain high-quality employees, and (4) provide a mix of cash and potential stock ownership tied to long-term as well as immediate business strategies.

     The current employment agreements of Ms. Johnson and Mr. Landis were approved by the current Compensation and Stock Option Committee, which is comprised solely of independent directors. The current employment agreements of all other executive officers of the Company and the Company’s principal operating subsidiary, Comprehensive Behavioral Care, Inc., were approved by the Board of Directors.

Executive Officer Compensation

     The following key principles guide the Compensation and Stock Option Committee in structuring compensation targets and packages of executive officers and key management:

•	Total annual compensation will include salary as the core compensation plus options to purchase shares of the Company’s Common Stock, the value of which is a function of the market price, which is an extension of stockholder interests.

•	Management development - support of compensation opportunity structures to attract and retain individuals who can maximize the creation of stockholder value, and motivate employees to attain Company and individual objectives.

•	Recognition of individual contributions as well as overall Company results toward identified business results.

•	Competitive position of both base salary and total compensation within the healthcare industry.

Components of Executive Compensation

     The components of executive compensation for each of the Company’s four named executive officers included a base salary, provision for an annual incentive bonus, and provisions for the award of stock options. Ms. Johnson and Mr. Landis each have employment agreements, which were approved by the current Compensation and Stock Option Committee, which took into account the skills, knowledge and experience that each of the executive officers brought to their positions. The base salary of each executive officer is intended to be maintained at slightly above the median range of salary for similar positions at public companies that are in the same line of business as the Company and which are of similar size. Under the terms of their current employment contracts, dated February 7, 2003, Ms. Johnson’s base salary is currently set at $205,000 per annum and Mr. Landis is to receive $185,000 per annum although each is currently receiving a base salary of $175,000 per annum. Base salaries for Mr. Clay and Dr. McCarthy were each set by the Board of Directors at $120,000 per annum.

COMPREHENSIVE CARE CORPORATION AND SUBSIDIARIES

     Each of the Company’s executive officers is eligible to receive an annual performance based incentive bonus or other such bonus or additional compensation as may be determined from time to time by the Compensation and Stock Option Committee There were no cash amounts paid during fiscal 2004 or fiscal 2003 in connection with any annual performance bonus as provided for in the Company’s employment agreements with its executive officers. During fiscal 2003, Dr. McCarthy was awarded restricted stock grants totaling 20,001 shares in lieu of any cash-signing bonus, which was included in fiscal 2003 executive compensation.

     The current employment agreement of each executive officer provides for the award of stock options. In the case of Ms. Johnson and Mr. Landis, the Compensation and Stock Option Committee determined that each is to receive an annual grant of options to purchase 25,000 shares of stock. Additionally, the Compensation and Stock Option Committee reserves the right to increase the Annual Stock Options award based on exceptional performance by the executive. In the case of Mr. Clay and Dr. McCarthy, each is eligible for participation in periodic grants of stock options as determined by the Compensation and Stock Option Committee at its discretion. During fiscal 2004, Ms. Johnson and Mr. Landis received grants for a total of 25,000 stock options each while Mr. Clay and Dr. McCarthy were granted a total of 10,000 stock options each. Dr. McCarthy separated from the Company effective December 31, 2003.

LIMITATIONS ON THE DEDUCTIBILITY OF COMPENSATION

     Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Tax Code”), places a limit of $1.0 million on the amount of compensation that the Company may deduct in any one year with respect to each of its five most highly paid executive officers. However, certain performance-based compensation as defined by Section 162(m) of the Tax Code is not subject to the deduction limit. The Board of Directors believes that all anticipated compensation in 2005 will satisfy the requirements of Section 162(m) of the Tax Code and, as such, would be deductible for federal income tax purposes. Further, the Company’s Compensation and Stock Option Committee believes that the deductibility of officer compensation in excess of the $1.0 million threshold is not likely to be an issue for the Company to address in the foreseeable future.

Submitted By:

Howard A. Savin, Ph.D., Chairman
Eugene L. Froelich, CPA

COMPREHENSIVE CARE CORPORATION AND SUBSIDIARIES

Performance Graph

     The following is a line graph comparing the Company’s total stockholder returns to those of the NASDAQ Health Services Index and a Comparable Company Index (including the Company, PHC, Inc., Magellan Health Services, Inc. and Horizon Health Corp.) for each year in the period from June 1, 1999 through May 31, 2004. The Company’s Common Stock is traded on the Over The Counter Bulletin Board and, accordingly, the Company has selected the NASDAQ Health Services Index as an appropriate index for this graph. Total return values were calculated based on cumulative total return, assuming the value of the investment in the Company’s Common Stock, and in each index, was $100 and that all dividends were reinvested.

ASSUMES $100 INVESTED ON JUNE 1, 1999
ASSUMES DIVIDENDS REINVESTED
FIVE FISCAL YEARS ENDED MAY 31, 2004

	1999	May 2000	May 2001	May 2002	May 2003	May 2004
Comprehensive Care Corporation	100.00	42.00	90.00	320.00	560.00	320.00
Comparable Company Index	100.00	36.28	142.69	90.43	31.36	42.34
NASDAQ Health Services Index	100.00	73.12	113.89	140.10	115.01	169.39

Item 11. EXECUTIVE COMPENSATION

The following provides certain information concerning compensation earned by the Company’s Chief Executive Officer and its other executive officers whose total salary and bonus for fiscal 2004 exceed $100,000 (together, these persons are sometimes referred to as the “named executives”).

			Annual Compensation						Long-term Compensation
										Long-
								Restricted	Securities	term
						Other Annual		Stock	Underlying	Incentive	All Other
Fiscal				Bonus		Compensation		Award(s)	Options/SARS	Payouts	Compensation
Year	Name and Position		Salary ($)	($)		($)		($)	(#)	($)	($)
2004	Mary Jane Johnson	President (1,2), Chief	163,007	—		6,500	(8)	—	25,000	—	219	(9)
2003	Mary Jane Johnson	Executive Officer (1,2), and	175,000	—		6,500	(8)	—	50,000	—	445	(9)
2002	Mary Jane Johnson	Director (1,2)	175,000	110,200	(5)	6,500	(8)	—	—	—	937	(9)

2004	Robert Landis	Chairman of the Board of	169,279	20,000	(4)	3,900	(11)	—	25,000	—	441	(9)
2003	Robert Landis	Chief Directors-(1,2),	172,981	15,250	(4)	5,700	(11)	—	50,000	—	908	(9)
2002	Robert Landis	Financial Officer(1,2), and Treasurer(1,2)	175,000	59,945	(6)	6,500	(11)	—	—	—	888	(9)

2004	Thomas Clay	Chief Development	111,231	—		—		—	10,000	—	219	(9)
2003	Thomas Clay	Officer (2)	117,692	—		1,800	(12)	—	20,000	—	993	(9)
2002	Thomas Clay		111,000	2,550	(10)	19,386	(12)	—	10,000	—	611	(9)

2004	Paul R. McCarthy(3)	Chief Operating Officer(3)	67,385	—		32,422	(7)	—	10,000	—	289	(9)
2003	Paul R. McCarthy		118,154	20,001	(10)	—		—	20,000	—	1,197	(9)
2002	Paul R. McCarthy		—	—		—		—	—	—	—

(1)	Comprehensive Care Corporation.

(2)	Comprehensive Behavioral Care, Inc., Principal Subsidiary of the Company.

(3)	Dr. McCarthy ceased being an Executive Officer of the Company on December 31, 2003.

(4)	Represents actual payments made in connection with the stay bonus awards described under “Employment Agreements with Executives” below.

(5)	Represents $100,000 in actual payments made during fiscal 2002 in connection with the stay bonus described under “Employment Agreements with Executives” below plus a non-cash stock bonus valued at $10,200.

(6)	Represents $50,000 in actual payments made during fiscal 2002 in connection with the stay bonus described under “Employment Agreements with Executives” below plus a non-cash stock bonus valued at $9,945.

(7)	Includes separation pay of $30,000 and, also, accrued vacation pay of $2,422 as of Dr. McCarthy’s December 31, 2003 separation date.

(8)	Represents a car allowance in accordance to Ms. Johnson’s employment agreement.

(9)	Represents amounts contributed by the Company to the indicated person’s 401(k) Plan Account.

(10)	Represents a non-cash stock bonus.

(11)	Represents compensation expense for personal use mileage in accordance to Mr. Landis’ employment agreement.

(12)	Represents transitional living expenses paid to Mr. Clay.

     The following tables present information regarding the number of options granted to and exercised by the Company’s named executives during fiscal 2004 and the number of unexercised options held by the Company’s named executives at May 31, 2004. No stock appreciation rights were granted or held by such persons during fiscal 2004.

Option Grants In the Last Fiscal year

		Percent of Total
		Options/SARS	Exercise
		Granted to	or Base		Grant Date
	Options	Employees in	Price	Expiration	Present
Name	Granted	Fiscal Year	($/Share)	Date	Value
Mary Jane Johnson	25,000	19.2%	$1.70	01/23/14	$1.2524
Robert J. Landis	25,000	19.2%	1.70	01/23/14	1.2524
Thomas Clay	10,000	7.7%	2.16	11/18/13	1.4725
Paul R. McCarthy *	10,000	7.7%	2.16	11/18/13	1.4725

*Separated from the Company effective December 31, 2003.

     The present value as of the date of grant, calculated using the Black-Scholes method is based on assumptions about future interest rates, stock price volatility and dividend yield. There is no assurance that these assumptions will prove to be true in the future. The actual value, if any, that may be realized by each individual will depend upon the market price of the Common Stock on the date of exercise.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND AGGREGATED FISCAL YEAR-END OPTION VALUE

Number of
			Securities	Value of
			Underlying	Unexercised In-
			Unexercised	the-money
			Options/SARs at	Options/SARs at
	Shares	Value	FY End (#)	FY End ($)
	Acquired on	Realized	Exercisable/	Exercisable/
Name	Exercise (#)	($)	Unexercisable	Unexercisable(1)
Mary Jane Johnson	—	—	270,000/25,000	$277,643/$0
Robert J. Landis	—	—	315,625/25,000	277,643/0
Thomas Clay	—	—	52,500/5,000	40,910/0
Paul R. McCarthy(2)	10,000	$11,900	—	—

(1) Calculated on the basis of the closing sale price per share for the Company’s Common Stock on the Over The Counter Bulletin Board of $1.60 on May 28, 2004. Value was calculated on the basis of the difference between the option price and $1.60 multiplied by the number of shares of Common Stock underlying the respective options.

(2) Separated from the Company effective December 31, 2003.

Employment Agreements with Executives

     Effective February 1, 2003, the Company entered into a new employment agreement with Mary Jane Johnson. Such agreement, which superceded the previous agreement entered into in July of 1999, terminates May 31, 2006 and is subject to two 18-month extensions. Ms. Johnson’s employment agreement provides for a salary of $205,000 per annum and includes an annual performance bonus based on the Company’s earnings before interest, taxes, depreciation and amortization (“EBITDA”). Such annual performance bonus shall be equal to the greater of 2 1/2% of the Company’s EBITDA, or $25,000. Ms. Johnson is provided an auto allowance of $250 biweekly as well as a policy of life insurance. In addition, the Company pays for a portion of Ms. Johnson’s health insurance and other group insurance premiums in accordance with the Company’s general benefit guidelines covering all full-time employees. Ms. Johnson’s employment agreement provides that in the event of a change in control of the Company, or in the case of termination without cause, Ms. Johnson will be paid a severance benefit equal to twenty four (24) months base salary, together with her performance bonus. Ms. Johnson is additionally eligible to receive a special transaction bonus should the company merge with or into another entity in which the Company is not the surviving entity, or if the Company sells all or substantially all of its assets and the special transaction is $5.0 million or greater. The special transaction bonus shall be an amount equal to 1% of the special transaction value in excess of $5.0 million. Effective with the 2003 Annual Meeting of Stockholders and annually coincident with such meetings, Ms. Johnson will be granted options to purchase 25,000 shares of the Company’s common stock. The options will bear an exercise price of the fair market value of the Company’s stock on the date of grant and will vest within one year of such date. Ms. Johnson’s employment agreement may be terminated by either party in accordance with its terms, which require written notification to the other party at least six months prior to the initial termination date or renewal termination date.

     Effective February 1, 2003, the Company entered into an employment agreement with Robert J. Landis. Such agreement, which superceded the previous agreement dated September 14, 1998, terminates May 31, 2006 and is subject to two 18-month extensions. Mr. Landis’ employment agreement provides for a salary of $185,000 per annum and includes an annual performance bonus based on the Company’s earnings before interest, taxes, depreciation and amortization (“EBITDA”). Such annual performance bonus shall be equal to the greater of 2 1/2% of the Company’s EBITDA, or $20,000. In addition, the Company pays for a portion of Mr. Landis’ health insurance and other group insurance premiums in accordance with the Company’s general benefit guidelines covering all full-time employees. Mr. Landis is also provided with a policy of life insurance and a $250 biweekly auto allowance. Mr. Landis’ employment agreement provides that in the event of a change in control of the Company or in the case of termination without cause, Mr. Landis will be paid a severance benefit equal to twenty four (24) months base salary, together with his performance bonus. Mr. Landis is additionally eligible to receive a special transaction bonus should the company merge with or into another entity in which the Company is not the surviving entity, or if the Company sells all or substantially all of its assets and the special transaction is $5.0 million or greater. The special transaction bonus shall be an amount equal to 1% of the special transaction value in excess of $5.0 million. Effective with the 2003 Annual Meeting of Stockholders and annually coincident with such meetings, Mr. Landis will be granted options to purchase 25,000 shares of the Company’s common stock. The options will bear an exercise price of the fair market value of the Company’s stock on the date of grant and will vest within one year of such date. Mr. Landis’ employment agreement may be terminated by either party in accordance with its terms, which require written notification to the other party at least six months prior to the initial termination date or renewal termination date.

     On June 3, 2002, the Company entered into an employment agreement with Thomas Clay. Mr. Clay’s employment agreement provides for a salary at the rate of $120,000 per annum and includes a performance- based bonus not to exceed $20,000 per annum, which will be based 20% on individual performance and 80% on the Company’s financial performance against set criteria. In addition, Mr. Clay is eligible to participate in the Company’s Sales Incentive Plan, a commission program designed to compensate the Company’s sales and marketing staff in proportion to their individual contributions to the Company’s sales and marketing objectives. Mr. Clay is provided with a policy of life insurance and the Company pays for a portion of Mr. Clay’s health insurance and other group insurance premiums in accordance with the Company’s general benefit guidelines covering all full-time employees. Mr. Clay’s employment agreement provides that, in the event of a change in control of the Company as defined, Mr. Clay will be paid a severance benefit equal to six (6) months base salary or, in the case of termination without cause, Mr. Clay will be paid a severance benefit equal to three (3) months base salary. Mr. Clay’s employment agreement continues unless terminated by either party in accordance with the terms of the employment agreement.

     On June 3, 2002, the Company entered into an employment agreement with Paul R. McCarthy, Ph.D. Dr. McCarthy’s employment agreement provided for a salary at the rate of $120,000 per annum and included a performance-based bonus not to exceed $20,000 per annum, to be based 20% on individual performance and 80% on the Company’s financial performance against set criteria. Dr. McCarthy was provided with a policy of life insurance and the Company paid for a portion of Dr. McCarthy’s health insurance and other group insurance premiums in accordance with the Company’s general benefit guidelines covering all full-time employees. Dr. McCarthy’s employment agreement provided that, in the event of a change in control of the Company as defined, Dr. McCarthy would be paid a severance benefit equal to six (6) months base salary or, in the case of termination without cause, Dr. McCarthy would be paid a severance benefit equal to three (3) months base salary. Effective December 31, 2003, in connection with the Company’s ongoing expense reduction efforts, Dr. McCarthy was separated from the Company without cause.

     Effective July 2, 1999, the Board awarded stay bonuses to Ms. Johnson and Mr. Landis in amounts not to exceed the greater of: $150,000 or 85% of the current base salary, and $125,000 or 83% of the current base salary, respectively, not payable unless each remained employed by the Company through December 31, 2000. Effective January 1, 2001, Ms. Johnson and Mr. Landis each were entitled to receive $150,000 and $145,250, respectively, in connection with these stay bonus awards. As an accommodation to the Company, the two executive officers consented to a deferral of the receipt of their stay bonus. During fiscal 2001, Ms. Johnson and Mr. Landis each were paid $50,000. During fiscal 2002, Ms. Johnson was paid $100,000 and Mr. Landis, $50,000. In the fiscal years ended May 31, 2003 and 2004, Mr. Landis received $15,250 and $20,000, respectively, related to this bonus.

     Effective July 6, 2001, a restricted stock grant of 20,000 shares, 19,500 shares, and 5,000 shares of the Company’s Common Stock was made to Ms. Johnson, Mr. Landis, and Mr. Clay, respectively, and was included in fiscal 2002 executive compensation. Such shares were valued at $0.51 per share, representing the fair market value of the Company’s Common Stock on July 6, 2001. During fiscal 2003, Dr. McCarthy was awarded two restricted stock grants for a total of 20,001 shares of the Company’s Common Stock to be included in fiscal 2003 executive compensation. The initial award was for 6,667 shares, valued at $1.50 per share, representing the fair market value of the Company’s Common Stock on June 3, 2002. The second award to Dr. McCarthy was for 13,334 shares, valued at $0.75 per share, representing the fair market value of the Company’s Common Stock on September 5, 2002.

STOCK OPTION PLANS

     The Company currently has two active incentive plans, the 1995 Incentive Plan and the 2002 Incentive Plan (“Plans”), that provide for the granting of stock options, stock appreciation rights, limited stock appreciation rights, and restricted stock grants to eligible employees and consultants to the Company. Grants issued under the Plans may qualify as Incentive Stock Options (“ISOs”) under Section 422A of the Internal Revenue Code. Options for ISOs may be granted for terms of up to ten years and are generally exercisable in cumulative increments of 50% each six months. Options for Non-statutory Stock Options (“NSOs”) may be granted for terms of up to 13 years. The exercise price for ISOs must equal or exceed the fair market value of the shares on the date of grant, and 65% in the case of other options. The Plans also provide for the full vesting of all outstanding options under certain change of control events. The maximum number of shares authorized for issuance is 500,000 under the 2002 Incentive Plan and 1,000,000 under the 1995 Incentive Plan. As of May 31, 2004, there were 208,500 options available for grant and there were 280,500 options outstanding, of which 193,000 options were exercisable, under the 2002 Incentive Plan. Additionally, as of May 31, 2004, there were 2,400 options available for grant and there were 859,725 options outstanding, of which 859,725 options were exercisable, under the 1995 Incentive Plan.

NON-EMPLOYEE DIRECTOR PLAN

     The Company has a non-qualified stock option plan for its outside directors (the “Directors’ Plan”). Under such plan, each non-employee director is automatically granted an option to purchase 10,000 shares upon joining the Board (the “Initial Grant”) and options to purchase 5,000 shares on each anniversary of the initial date of service or date of approval, as the case may be (the “Annual Grant”). In addition to the Initial Grant and the Annual Grant, the Director Plan provides that there shall be granted and awarded one or more options contemporaneous with each Annual Grant, as follows: (i) options to purchase 3,333 shares of Common Stock to the individual occupying the position of Vice Chairman of the Board, (ii) options to purchase 8,333 shares of Common Stock to each chairman of each committee of the Board, and (iii) options to purchase 2,500 shares of Common Stock to each non-employee director who serves on a committee of the Board (other than the chairman of the committee). Each non-qualified stock option is exercisable at a price equal to the Common Stock’s fair market value as of the date of grant. Initial grants vest annually in 25% increments beginning on the first anniversary of the date of grant, provided the individual is still a director on those dates. Annual grants will become 100% vested as of the first Annual Meeting of the Company’s stockholders following the date of grant, provided the individual is still a director as of that date. An optionee who ceases to be a director shall forfeit that portion of the option attributable to such vesting dates on or after the date he or she ceases to be a director. The maximum number of shares authorized for issuance under the Directors’ Plan is 250,000. As of May 31, 2004, there were 96,669 options available for grant and there were 89,165 options outstanding, of which 42,499 options were exercisable, under the Directors’ Plan.

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes share and exercise price information with respect to the Company’s equity compensation plans (including individual compensation arrangements) under which equity securities of Comprehensive Care Corporation are authorized for issuance as of May 31, 2004:

			(c)
	(a)	(b)	Number of securities remaining
	Number of securities to	Weighted-average	available for future issuance
	be issued upon exercise	exercise price of	under equity compensation
	of outstanding options,	outstanding options,	plans (excluding securities
Plan category	warrants and rights	warrants and rights	reflected in column (a))
Equity compensation plans approved by shareholders	1,229,390	$0.91	307,569
Equity compensation plans not approved by shareholders*	100,000	3.39	—

Total	1,329,390	$1.12	307,569

*Consists of warrants to purchase common stock of the Company issued to three consultants, in lieu of cash compensation, for services provided to the Company.

INDEMNIFICATION OF OFFICERS AND DIRECTORS

     In connection with the Company’s indemnification program for executive officers and directors, Ms. Johnson, Mr. Landis, and Mr. Clay as well as five current, key management employees, directors, or subsidiary directors, eleven former directors, and eleven former executive officers, are entitled to indemnification. The Company considers it desirable to provide each Indemnitee with specified assurances that the Company can and will honor the Company’s obligations under the Indemnification Agreements, including a policy of insurance to provide for directors and officers liability coverage.

CERTAIN TRANSACTIONS

     For information relating to Employment Agreements with executive officers, stock options, stay bonuses, stock grants, and other compensation, see “Components of Executive Compensation” and “Employment Agreements with Executive Officers.”

PROPOSAL 2 – PROPOSAL TO AMEND THE 2002 INCENTIVE PLAN

     The Board of Directors has adopted, subject to approval by our stockholders, and recommends that its stockholders approve an amendment to the Comprehensive Care Corporation 2002 Incentive Plan (the “2002 Plan”) to increase by 500,000 the number of shares of common stock available for issuance under the 2002 Plan for a total of 1,000,000 shares. The amendment to the 2002 Plan is considered necessary by management as only 51,500 shares remain to be issued under the 2002 Plan and management does not believe this to be a sufficient number of shares to provide for additional awards to attract and retain key executive personnel and to incentivize management personnel to maximize the value of the Company for all of its stockholders. Following is a summary of the Company’s various stock option plans as of January 21, 2005:

	Shares Subject to
Plan	Outstanding Options	Shares Available for Grant
2002 Incentive Plan	435,500	51,500
1995 Incentive Plan	750,425	1,200
Non-employee Directors Plan	89,165	96,669

     The 2002 Plan is designed to augment the Company’s existing compensation programs and is intended to enable the Company to have its executives, key employees, and consultants (collectively, “Optionee”) participate in the growth and success of the Company through awards under the 2002 Plan. Rather than adopting a new plan entirely, management has deemed it preferable to increase the number of shares available under the 2002 Plan. The affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting is required for the approval of this proposal. As of January 21, 2005, the market value of the securities underlying the options was $1.15.

Summary of 2002 Plan

     The principal provisions of the 2002 Plan are summarized below. This summary is not a complete description of all the 2002 Plan’s provisions. A copy of the original 2002 Plan was filed with the Securities and Exchange Commission on September 20, 2002 as Exhibit 99.1 to our current report on Form 8-K.

     In 2002 the Board of Directors of the Company adopted and the shareholders approved the Comprehensive Care Corporation 2002 Incentive Compensation Plan (the “2002 Plan”) for use in connection with the issuance of stock, options and other stock purchase rights to executive officers, key employees, directors and other persons who render significant services to the Company and its subsidiaries.

     The adoption of the 2002 Plan was prompted by the Company’s desire to provide the Board with sufficient flexibility regarding the forms of incentive compensation which the Company will have at its disposal in rewarding executive officers, key employees, directors and consultants who render significant services to the Company. The Board of Directors intends to offer key personnel equity ownership in the Company through the grant of stock options and other rights pursuant to the 2002 Plan to enable the Company to attract and retain qualified personnel without unnecessarily depleting the Company’s cash reserves. The 2002 Plan is designed to augment the Company’s existing compensation programs and is intended to enable the Company to offer executives, key employees, directors and consultants a personal interest in the Company’s growth and success through awards of either shares of Common Stock or rights to acquire shares of Common Stock.

     The Company’s Compensation and Stock Option Committee (“Committee”) administers the 2002 Plan. Subject to the specific provisions of the 2002 Plan, the Committee has the discretion to determine the recipients of the awards, the nature of the awards to be granted, the dates such awards will be granted, the terms and conditions of awards and the interpretation of the 2002 Plan.

     Generally, the 2002 Plan may be amended by action of the Board of Directors, except that any amendment or alteration shall be subject to the approval of the Company’s shareholders not later than the annual meeting next following such Board action if such shareholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the

Common Stock may then be listed or quoted. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any award theretofore granted and any award agreement relating thereto, except as otherwise provided in the 2002 Plan.

     The 2002 Plan generally provides that, unless the Committee determines otherwise, each option or right granted thereunder will become exercisable in full upon certain “change of control” events as described therein. If any change is made in the stock subject to the 2002 Plan, or subject to any right or option granted thereunder (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Committee will make appropriate adjustments to the classes, number of shares and price per share of stock subject to outstanding rights or options.

     In general, the Committee may impose on any award (subject to the provisions of the 2002 Plan), such additional terms and conditions not inconsistent with the provisions of the 2002 Plan as the Committee shall determine, including terms requiring forfeiture of awards in the event of termination of employment of the holder and terms permitting a holder to make elections relating to his or her award.

     The 2002 Plan provides several types of awards: stock options, stock appreciation rights (including limited stock appreciation rights), restricted stock, restricted stock units or RSUs, bonus stock and awards in lieu of obligations, dividend equivalents, annual incentive and performance awards, and other stock-based awards, as further described below.

     Stock Options. Options granted under the 2002 Plan may be either incentive stock options (“ISOs”) or options which do not qualify as ISOs. The Committee shall determine the exercise price of stock purchasable under an option, provided that such exercise price shall be not less than the fair market value of a share of stock on the date of grant of such option except as otherwise provided in the 2002 Plan.

     Stock Appreciation Rights (“SAR”). A SAR shall confer a right to receive, upon exercise thereof, the excess of (A) the fair market value of one share of Common Stock on the date of exercise over (B) the grant price of the SAR as determined by the Committee provided that such grant price shall not be less than the fair market value of a share of Common Stock on the date of grant of such SAR. Limited SARs that may only be exercised in connection with a Change in Control or other event as specified by the Committee may be granted on such terms as the Committee may determine.

     Restricted Stock. Restricted shares awarded under the 2002 Plan will be subject to such restrictions on transferability, risk of forfeiture and other restrictions as are imposed by the Committee, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter.

     Restricted Stock Units. The 2002 Plan also provides for the award of Restricted Stock Units (“RSUs”). These are rights to receive Common Stock, cash or a combination thereof at the end of a specified deferral period.

     Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant Common Stock as a bonus, or to grant Common Stock or other awards in lieu of obligations to pay cash.

     Dividend Equivalents. The 2002 Plan also authorizes the Committee to grant Dividend Equivalents to a Holder, entitling the holder to receive cash, Common Stock, other awards, or other property equal in value to dividends paid with respect to a specified number of shares of Common Stock, or other periodic payments (“Dividend Equivalents”).

     Annual Incentive and Performance Awards. Under the 2002 Plan, the Committee is authorized to make Annual Incentive Awards and Performance Awards payable in cash, shares of Common Stock, or other awards, on terms and conditions established by the Committee, subject to certain conditions.

     Performance Awards. In determining a Performance Award, the Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any award subject to performance conditions, except as limited in the case of a Performance Award or Annual Incentive Award intended to qualify under Internal Revenue Code Section 162(m).

     Annual Awards. The Committee may establish an Annual Incentive Award pool, which shall be an unfunded pool, for purposes of measuring performance of the Company in connection with Annual Incentive Awards. The amount of such Annual Incentive Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in the 2002 Plan during the given performance period, as specified by the Committee in accordance therewith.

     Other Stock-Based Awards. The 2002 Plan also authorizes the Committee, subject to limitations under applicable law, to grant to holders such other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Common Stock, as deemed by the Committee to be consistent with the purposes of the 2002 Plan.

     The foregoing is a summary description of the 2002 Plan, and does not purport to describe all of its terms and provisions. The full text of the 2002 Plan was filed with the Securities and Exchange Commission on September 20, 2002 as Exhibit 99.1 to our current report on Form 8-K.

Federal Tax Effects

     The following discussion summarizes certain federal income tax consequences of the issuance and exercise of options under the 2002 Plan under the law as in effect on January 28, 2005, the date of this proxy statement. The summary does not purport to cover all federal employment tax or other federal tax consequences that may be associated with the 2002 Plan, nor does it cover state, local, or non-U.S. taxes.

Incentive Stock Options (“ISO”)

     In general, an Optionee has no taxable income until such time as the Optionee disposes of the shares acquired upon the exercise of an ISO. If such disposal occurs within two years from the grant date or within one year after exercise, the Optionee is taxed on the gain at the rate applicable to his or her ordinary income during the year of disposal. The amount of the gain is equal to the difference in value of the shares at the time of exercise less the exercise price. The same amount is deductible by the Company as compensation, provided that income taxes are withheld from the employee. Any additional gain recognized by the Optionee upon the disposition is treated as a capital gain for which the Company is not entitled to a deduction.

     Non-Qualified Stock Options (“NSO”)

     In general, the Optionee has no taxable income at the time of grant but realizes income upon the exercise of the option in an amount equal to the excess (at the time of exercise) of the fair market value of shares acquired upon exercise over the exercise price. The same amount is deductible by the Company as compensation, provided that income taxes are withheld from the employee. Any additional gain recognized by the Optionee upon the disposition is treated as a capital gain for which the Company is not entitled to a deduction. In general, an ISO that is exercised by the Optionee more than three months after termination of employment is treated as an NSO. ISOs are also treated as NSOs to the extent they first become exercisable by an Optionee in any calendar year during which the shares have a fair market value (determined as of the date of grant) in excess of $100,000.

THE BOARD OF DIRECTORS DEEMS THIS PROPOSAL NUMBER 2 TO BE IN THE BEST INTEREST OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE “FOR” APPROVAL THEREOF.

INDEPENDENT AUDITORS

On June 1, 2004, the Company dismissed Eisner LLP (“Eisner”) as its independent registered public accounting firm. The determination to dismiss Eisner was made by the Audit Committee of the Board of Directors of the Company and was prompted by economic considerations and, also, the Company’s desire to engage a firm with local presence. Eisner’s New York office had audited the Company’s consolidated financial statements for each of the two years ended May 31, 2003, and with respect to which had included in its reports a “going concern” uncertainty. These reports did not contain any adverse opinion, disclaimer of opinion, or qualification or modification as to audit scope or accounting principles. Since their retention as the Company’s independent registered public accounting firm and through June 1, 2004, there were no disagreements with Eisner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to Eisner’s satisfaction would have caused Eisner to make reference thereto in their report on the consolidated financial statements of the Company for such years. During the period of their retention there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

New Independent Registered Public Accounting Firm. On June 1, 2004, the Audit Committee of the Board of Directors of the Company appointed Kirkland, Russ, Murphy & Tapp P.A. (“KRMT”) to serve as its independent registered public accounting firm for the fiscal year ending May 31, 2004. In the years ended May 31, 2003 and 2002, the Company did not consult KRMT with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

KRMT performed the audit of the consolidated financial statements of the Company and its subsidiaries for the fiscal year ended May 31, 2004. Shareholders are not being asked to vote on the selection of independent auditors for fiscal 2005, as such responsibility rests with the Audit Committee.

The Company expects that a representative of KRMT will be available at the meeting, have the opportunity to make a statement if he or she so desires, and be available to respond to appropriate questions.

Audit and Related Fees

During fiscal 2003, the Company’s Audit Committee requested and reviewed engagement proposals from three independent audit firms and determined to engage KRMT to perform the fiscal 2004 audit and to prepare the fiscal 2004 income tax returns. The Audit Committee approved 100% of the services described below for audit, tax and related fees.

Audit Fees. The aggregate fees billed by KRMT for professional services rendered in connection with the audit of our annual consolidated financial statements for the fiscal year ended May 31, 2004 were $54,000. In addition, fiscal 2004 audit fees included $20,000 billed by Eisner LLP in connection with their review of the consolidated financial statements included in our Form 10-Qs filed during fiscal 2004.

The aggregate fees billed by Eisner LLP for professional services rendered in connection with the audit of our consolidated financial statements for the year ended May 31, 2003 and review of the consolidated financial statements included in our fiscal 2003 Form 10-Qs were $152,500.

Audit-Related Fees. There were no fees billed by KRMT during fiscal 2004 or by Eisner LLP during fiscal 2004 or fiscal 2003 for assurance and related services.

Tax Fees. No fees were billed by KRMT or by Eisner LLP during fiscal 2004 for tax-related services, although the Company has engaged KRMT to prepare its fiscal 2004 tax returns with expected fees for such services ranging from $20,000 to $22,000. The aggregate fees billed by Eisner LLP during fiscal 2003 for tax-related services were $67,133. Such fees were primarily for tax-consulting services related to the then pending Internal Revenue Service claim, which was successfully settled in fiscal 2003.

All Other Fees. There were no fees billed by KRMT during fiscal 2004 or by Eisner LLP during fiscal 2004 or fiscal 2003 for professional services other than the services described under “Audit Fees” and “Tax Fees” above.

     The Audit Committee does not believe the provision of non-audit services by the independent accountant impairs the ability of such accountant to maintain independence with regard to the Company.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the Company’s independent auditors in order to assure that the provision of such services does not impair the auditor’s independence. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Management is required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. During fiscal year 2004, all services were pre-approved by the Audit Committee in accordance with this policy.

     SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”). Officers, directors, and greater than ten-percent stockholders are required by SEC regulations to furnish the Company with all copies of all Section 16(a) forms they file. The Company believes that during 2004 through the date of this Proxy Statement, its officers, directors and greater than ten-percent beneficial owners complied with all applicable Section 16(a) filing requirements.

ANNUAL REPORT

     The 2004 Annual Report to Stockholders, including consolidated financial statements for the fiscal year ended May 31, 2004 and the Company’s annual report on Form 10-K (without exhibits thereto), has been mailed with this Proxy Statement. The Company will provide copies of exhibits to the Annual Report on Form 10-K, but will charge a reasonable fee per page to any requesting stockholder. Stockholders may make such request in writing to the Secretary of the Company, 204 South Hoover Boulevard, Suite 200, Tampa, Florida 33609.

OTHER BUSINESS

The Board of Directors knows of no other matters to be brought before the 2004 Annual Meeting. However, if any other business properly comes before the Annual Meeting, the persons named in the accompanying form of proxy will vote or refrain from voting thereon in accordance with their judgment pursuant to the discretionary authority given them in the proxy.

PROCEDURE FOR SUBMITTING STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the Company’s proxy statement and for consideration at the next Annual Meeting of its stockholders by submitting their proposals to the Company in a timely manner. In order to be so included for the 2005 Annual Meeting, stockholder proposals must be received by the Company no later than October 1, 2005, and must otherwise comply with the requirements of Rule 14a-8. For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph) but is instead sought to be presented directly at next year’s annual meeting, Securities and Exchange Commission rules permit management to vote proxies at its discretion, if the Company does not receive notice of the proposal before the close of business on December 14, 2005.

All notices of proposals by stockholders, whether or not to be included in the Company’s proxy materials, should be sent to the attention of the Secretary of the Company at 204 South Hoover Boulevard, Suite 200, Tampa, Florida 33609. Any such notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the Annual Meeting (a) a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting, (b) the name and address, as they appear on the books of the Company, of the stockholder proposing such business, (c) the class and number of shares of stock of the Company which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business. Any stockholder’s notice related to a nomination to elect an individual to serve as a director, shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of stock of the Corporation which are beneficially owned by such person and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies for reelection of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including without limitation such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the books of the Corporation, of such stockholder, and (ii) the class and number of shares of stock of the Corporation which are beneficially owned by such stockholder. At the request of the Board, any person nominated by the Board for election as a director shall furnish to the Secretary of the Corporation that information required to be set forth in a stockholder’s notice of nomination, which pertains to the nominee. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by the Bylaws, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

General

     The Board of Directors does not currently know of any other matters to be presented at the 2004 Annual Meeting. If any additional matters are properly presented, the persons named in the proxy will have discretion to vote in accordance with their own judgment on such matters.

By Order of the Board of Directors,

/s/ Cathy J. Welch

Cathy J. Welch
Secretary

January 28, 2005

The Board of Directors unanimously approved, subject to stockholder approval, an amendment to the Comprehensive Care Corporation 2002 Incentive Plan (the “2002 Plan”) to increase the number of shares issuable thereunder from 500,000 to 1,000,000 shares. The 2002 Plan, as originally adopted by stockholders at the Company’s November 1, 2002 Annual Meeting of Stockholders, is annexed as Appendix A to this Proxy Statement.

APPENDIX A

Comprehensive Care Corporation

2002 Incentive Compensation Plan

i

ii

Comprehensive Care Corporation

2002 Incentive Compensation Plan

     1. Purpose. The purpose of this 2002 Incentive Compensation Plan (the “Plan”) is to assist Comprehensive Care Corporation, a Delaware corporation (the “Corporation”), and its subsidiaries in attracting, retaining, and rewarding high-quality executives, employees, directors and other persons who provide services to the Corporation and/or its subsidiaries, enabling such persons to acquire or increase a proprietary interest in the Corporation to strengthen the mutuality of interests between such persons and the Corporation’s shareholders, and providing such persons with annual and long-term performance incentives to expend their maximum efforts in the creation of shareholder value. The Plan is also intended to qualify certain compensation awarded under the Plan for tax deductibility under Code Section 162(m) (as hereafter defined) to the extent deemed appropriate by the Committee (or any successor committee) of the Board of Directors of the Corporation.

     2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof:

          (a) “Annual Incentive Award” means a conditional right granted to a Participant under Section 8(c) hereof to receive a cash payment, Stock or other Award, unless otherwise determined by the Committee, after the end of a specified fiscal year.

          (b) “Award” means any Option, SAR (including Limited SAR), Restricted Stock, RSU, Stock granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award, Performance Award or Annual Incentive Award, together with any other right or interest granted to a Participant under the Plan.

          (c) “Beneficiary” means the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 10 (b) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

          (d) “Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d- 3 under the Exchange Act and any successor to such Rule.

          (e) “Board” means the Corporation’s Board of Directors.

          (f) “Change in Control” means Change in Control as defined with related terms in Section 9 of the Plan.

          (g) “Change In Control Price” means the amount calculated in accordance with Section 9(c) of the Plan.

          (h) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

          (i) “Committee” means a committee of one or more directors designated by the Board to administer the Plan; provided, however, that, unless otherwise determined by the Board, the Committee shall consist solely of one or more directors, each of whom shall be (i) a “non employee director” within the meaning of Rule 16b-3 under the Exchange Act, unless administration of the Plan by “non-employee directors” is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, and (ii) an “outside director” as defined under Code Section 162(m), unless administration of the Plan by “outside directors” is not then required to qualify for tax deductibility under Code Section 162(m).

          (j) “Covered Employee” means an Eligible Person who is a Covered Employee as specified in Section 8(e) of the Plan.

          (k) “Dividend Equivalent” means a right granted to a Participant under Section 6(g), to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

          (l) “Effective Date” means September 18, 2002, subject to approval by stockholders of the Corporation.

          (m) “Eligible Person” means each Executive Officer and other officers and employees of the Corporation or of any subsidiary, and other persons who provide services to the Corporation or any of its subsidiaries, including directors of the Corporation. An employee on leave of absence may be considered as still in the employ of the Corporation or a subsidiary for purposes of eligibility for participation in the Plan.

          (n) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

          (o) “Executive Officer” means an executive officer of the Corporation as defined under the Exchange Act.

          (p) “Fair Market Value” means the fair market value of Stock, Awards or other property as determined by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of Stock shall be the closing price of a share of Stock, as quoted on The Nasdaq Stock Market, any national securities exchange on which the shares of the Company’s Common Stock are listed for trading or the OTC Bulletin Board, on the date on which the determination of fair market value is being made, or if no shares of Stock were traded on such date, then the last trading date prior thereto.

          (q) “Incentive Stock Option” or “ISO” means any Option intended to be and designated as an incentive stock option within the meaning of Code Section 422 or any successor provision thereto.

          (r) “Limited SAR” means a right granted to a Participant under Section 6(c) hereof.

          (s) “Option” means a right, granted to a Participant under Section 6(b) hereof, to purchase Stock or other Awards at a specified price during specified time periods.

          (t) “Other Stock-Based Awards” means Awards granted to a Participant under Section 6(h) hereof.

          (u) “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

          (v) “Performance Award” means a right, granted to a Participant under Section 8 hereof, to receive Awards based upon performance criteria specified by the Committee.

          (w) “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 13(d) thereof.

          (x) “Qualified Member” means a member of the Committee who is a “Non-Employee Director” within the meaning of Rule 16b-3(b)(3) and an “outside director” within the meaning of Regulation 1-162-27 under Code Section 162(m).

          (y) “Restricted Stock” means Stock granted to a Participant under Section 6(d) hereof, that is subject to certain restrictions and to a risk of forfeiture.

          (z) “Restricted Stock Unit or “RSU” means a right, granted to a Participant under Section 6(e) hereof, to receive Stock, cash or a combination thereof at the end of a specified deferral period.

          (aa) “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

          (bb) “Stock” means the Corporation’s Common Stock, $0.01 par value per share, and such other securities as may be substituted (or resubstituted) for Stock pursuant to Section 10(c) hereof.

          (cc) “Stock Appreciation Rights” or “SAR” means a right granted to a Participant under Section 6(c) hereof.

     3. Administration.

          (a) Authority of the Committee. The Plan shall be administered by the Committee except to the extent the Board elects to administer the Plan, in which case references herein to the “Committee” shall be deemed to include references to the “Board”. The Committee shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to,

Awards, prescribe Award agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan.

          (b) Manner of Exercise of Committee Authority. At any time that a member of the Committee is not a Qualified Member, any action of the Committee relating to an Award granted or to be granted to a Participant who is then subject to Section 16 of the Exchange Act in respect of the Corporation, or relating to an Award intended by the Committee to qualify as “performance-based compensation” within the meaning of Code Section 162(m) and regulations thereunder, may be taken either (i) by a subcommittee, designated by the Committee, composed solely of one or more Qualified Members, or (ii) by the Committee but with each such member who is not a Qualified Member abstaining or recusing himself or herself from such action; provided, however, that, upon such abstention or recusal, the Committee remains composed solely of one or more Qualified Members. Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such non-Qualified Member(s), shall be the action of the Committee for purposes of the Plan. Any action of the Committee shall be final, conclusive and binding on all persons, including the Corporation, its subsidiaries, Participants, Beneficiaries, transferees under Section 10(b) hereof or other persons claiming rights from or through a Participant, and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Corporation or any subsidiary, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions, as the Committee may determine, to the extent that such delegation will not result in the loss-of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Corporation and will not cause Awards intended to qualify as “performance-based compensation” under Code Section 162(m) to fail to so qualify. The Committee may appoint agents to assist it in administering the Plan.

          (c) Limitation of Liability. The Committee and each member thereof shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any executive officer, other officer or employee of the Corporation or a subsidiary, the Corporation’s independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee and any officer or employee of the Corporation or a subsidiary acting at the direction or on behalf of the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Corporation with respect to any such action or determination.

     4. Stock Subject to Plan.

          (a) Overall Number of Shares Available for Delivery. Subject to adjustment as provided in Section 10(c) hereof, the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be 500,000. Any shares of stock delivered under the Plan shall consist of authorized and unissued shares or treasury shares.

          (b) Application of Limitation to Grants of Awards. No Award may be granted if the number of shares of Stock to be delivered in connection with such Award or, in the case of an Award relating to shares of Stock but settleable only in cash (such as cash-only SARs), the number of shares to which such Award relates, exceeds the number of shares of Stock remaining available under the Plan minus the number of shares of Stock issuable in settlement of or relating to then outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award.

          (c) Availability of Shares Not Delivered under Awards. Shares of Stock subject to an Award under the Plan that are canceled, expired, forfeited, settled in cash or otherwise terminated without a delivery of shares to the Participant, including (i) the number of shares withheld in payment of any exercise or purchase price of an Award or award or taxes relating to Awards or awards, and (ii) the number of shares surrendered in payment of any exercise or purchase price of an Award or award or taxes relating to any Award or award, will again be available for Awards under the Plan, except that if any such shares could not again be available for Awards to a particular Participant under any applicable law or regulation, such shares shall be available exclusively for Awards to Participants who are not subject to such limitation.

     5. Eligibility; Per-Person Award Limitations. Awards may be granted under the Plan only to Eligible Persons. In each fiscal year during any part of which the Plan is in effect, an Eligible Person may not be granted Awards relating to more than a number of shares of Common Stock recommended by the Compensation Committee, subject to adjustment as provided in Section 10(c), under each of Sections 6(b), 6(c), 6(d), 6(e), 6(f), 6(g), 6(h), 8(b) and 8(c). In addition, the maximum cash amount that may be earned under the Plan as a final Annual Incentive Award or other cash annual Award in respect of any fiscal year by any one Participant shall not exceed an amount recommended by the Compensation Committee, and the maximum cash amount that may be earned under the Plan as a final Performance Award or other cash Award in respect of a performance period other than an annual period by any one Participant on an annualized basis shall not exceed an amount recommended by the Compensation Committee.

     6. Specific Terms of Awards.

          (a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan; provided, however, that the Committee shall not have any discretion to accelerate, waive or modify any term or condition of an Award that is intended to qualify as “performance-based compensation” for purposes of Code Section 162(m) if such discretion would cause the Award not to so qualify. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must by paid to satisfy the requirements of state law, no consideration other than services may be required for the grant (but not the exercise) of any Award.

          (b) Options. The Committee is authorized to grant Options to Participants on the following terms and conditions:

               (i) Exercise Price. The exercise price per share of Stock purchasable under an Option shall be determined by the Committee, provided that such exercise price shall be not less than the Fair Market Value of a share of Stock on the date of grant of such Option except as provided under Section 7(a) hereof.

               (ii) Time and Method of Exercise. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Stock, other Awards or awards granted under other plans of the Corporation or any subsidiary, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis), and the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants. In no event may an Option remain exercisable more than ten years following the date of grant.

               (iii) ISOs. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Code Section 422. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to ISOs (including any SAR in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any ISO under Code Section 422, unless the Participant has first requested the change that will result in such disqualification.

          (c) Stock Appreciation Rights. The Committee is authorized to grant SAR’s to Participants on the following terms and conditions:

               (i) Right to Payment. A SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise (or, in the case of a “Limited SAR”, the Fair Market Value determined by reference to the Change in Control Price, as defined under Section 9(c) hereof) over (B) the grant price of the SAR as determined by the Committee provided that such grant price shall not be less than the Fair Market Value of a share of Stock on the date of grant of such SAR except as provided under Section 7(a) hereof.

               (ii) Other Terms. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR. Limited SARs that may only be exercised in connection with a Change in Control or other event as specified by the Committee may be granted on such terms, not inconsistent with this Section 6(c), as the Committee may determine. SARs and Limited SARs may be either freestanding or in tandem with other Awards.

          (d) Restricted Stock. The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

               (i) Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the restricted period applicable to the Restricted Stock, subject to Section 10(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

               (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Corporation; provided that the Committee may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.

               (iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Corporation retain physical possession of the certificates, and that the Participant deliver a stock power to the Corporation, endorsed in blank, relating to the Restricted Stock.

               (iv) Dividends and Splits. As a condition to the grant of an Award of Restricted Stock, the Committee may require or permit a Participant to elect that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

          (e) RSUs. The Committee is authorized to grant RSUs to Participants, which are rights to receive Stock, cash, or a combination thereof at the end of a specified deferral period, subject to the following terms and conditions:

               (i) Award and Restrictions. Satisfaction of an Award of RSUs shall occur upon expiration of the deferral period specified for such RSUs by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, RSUs shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. RSUs may be satisfied by delivery of Stock, cash equal to the Fair Market Value of the specified number of shares of Stock covered by the RSUs, or a combination thereof, as determined by the Committee at the date of grant or thereafter.

               (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award agreement evidencing the RSUs), all RSUs that are at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided that the Committee, may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to RSUs shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of RSUs.

               (iii) Dividend Equivalents. Unless otherwise determined by the Committee at date of grant, Dividend Equivalents on the specified number of shares of Stock covered by an Award of RSUs shall be either (A) paid with respect to such RSUs at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such RSUs and the amount or value thereof automatically deemed reinvested in additional RSUs, other Awards or other investment vehicles, as the Committee shall determine or permit the Participant to elect.

          (f) Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Participants subject to Section 16 of the Exchange

Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Stock or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Stock or Awards granted hereunder shall be subject to such other terms as Shall be determined by the Committee.

          (g) Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to a Participant, entitling the Participant to receive cash, Stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

          (h) Annual Incentive and Performance Awards. The Committee is authorized to make Annual Incentive Awards and Performance Awards payable in cash, Shares, or other Awards, on terms and conditions established by the Committee, subject to Section 8 in the event of Annual Incentive Awards or Performance Awards intended to qualify as “performance-based compensation” for purposes of Code Section 162(m).

          (i) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Corporation or any other factors designated by the Committee, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries. The Committee shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms including, without limitation, cash, Stock, other Awards, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 6(i).

     7. Certain Provisions Applicable to Awards.

          (a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Corporation, any subsidiary, or any business entity to be acquired by the Corporation or a subsidiary, or any other right of a Participant to receive payment from the Corporation or any subsidiary. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Corporation or any subsidiary, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, RSUs or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options granted with an exercise price “discounted” by the amount of the cash compensation surrendered).

          (b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or SAR exceed a period of ten years (or such shorter term as may be required in respect of an ISO under Code Section 422).

          (c) Form and Timing of Payment under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award agreement, payments to be made by the Corporation or a subsidiary upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee (subject to Section 10(e) of the Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock.

          (d) Exemptions from Section 16(b) Liability. It is the intent of the Corporation that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award agreement does not comply with the requirements of Rule 16b-3 as then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

     8. Performance and Annual Incentive Awards.

          (a) Performance Conditions. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions, except as limited under Sections 8(b) and 8(c) hereof in the case of a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m).

          (b) Performance Awards Granted to Designated Covered Employees. If the Committee determines that a Performance Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8(b).

               (i) Performance Goals Generally. The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 8(b). Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder (including Regulation 1.162-27 and successor regulations thereto), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain”. [The performance goals for the Plan must be submitted to the Board in writing by the Committee. The performance goals may be altered, adjusted, and modified from time to time.] The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

               (ii) Business Criteria. One or more of the following business criteria for the Corporation, on a consolidated basis, and/or for specified subsidiaries or business or geographical units of the Corporation (except with respect to the total shareholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Performance Awards: (1) earnings per share, (2) increase in revenues or margin: (3) increase in cash flow; (4) operating margin; (5) return on net assets, return on assets, return on investment, return on capital, return on equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings: pretax earnings before interest; depreciation and amortization (EBITDA): pretax earnings after interest expense and before extraordinary or special items; operating income; income before interest income or expense, unusual items and income taxes (local, state or federal) and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Corporation; (9) working capital; (10) management of fixed costs or variable costs, (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures, (12) total shareholder return; (13) debt reduction: and (14)

any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of comparator companies. One or more of the foregoing business criteria shall also be exclusively used in establishing performance goals for Annual Incentive Awards granted to a Covered Employee under Section 8(c) hereof.

               (iii) Performance Period; Timing for Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to ten years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under Code Section 162(m).

               (iv) Performance Award Pool. The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring performance of the Corporation in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 8(b)(iii) hereof. The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

               (v) Settlement of Performance Awards; Other Terms. After the end of each performance period, the Committee shall determine the amount, if any, of (A) the Performance Award pool, and the maximum amount of potential Performance Award payable to each Participant in the Performance Award pool, or (B) the amount of potential Performance Award otherwise payable to each Participant. Settlement of such Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of a Performance Award subject to this Section 8(b). The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a performance period or settlement of Performance Awards.

          (c) Annual Incentive Awards Granted to Designated Covered Employees. If the Committee determines that an Annual Incentive Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as a performance-based compensation” for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Annual Incentive Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8(c).

               (i) Annual Incentive Award Pool. The Committee may establish an Annual Incentive Award pool, which shall be an unfunded pool, for purposes of measuring performance of the Corporation in connection with Annual Incentive Awards. The amount of such Annual Incentive Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 8(b)(iii) hereof. The Committee may specify the amount of the Annual Incentive Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

               (ii) Potential Annual Incentive Awards. Not later than the end of the 90th day of each fiscal year, or at such other date as may be required or permitted in the case of Awards intended to be “performance-based compensation” under Code Section 162(m), the Committee shall determine the Eligible Persons who will potentially receive Annual Incentive Awards, and the amounts potentially payable thereunder, for that fiscal year, either out of an Annual Incentive Award pool established by such date under Section 8(c)(i) hereof or as individual Annual Incentive Awards. In the case of individual Annual Incentive Awards intended to qualify under Code Section 162(m), the amount potentially payable shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof in the given performance year, as specified by the Committee; in other cases, such amount shall be based on such criteria as shall be established by the Committee. In all cases, the maximum Annual Incentive Award of any Participant shall be subject to the limitation set forth in Section 5 hereof.

               (iii) Payout of Annual Incentive Awards. After the end of each fiscal year, the Committee shall determine the amount, if any, of (A) the Annual Incentive Award pool, and the maximum amount of potential Annual Incentive Award payable to each Participant in the Annual Incentive Award pool, or (B) the amount of potential Annual Incentive Award otherwise payable to each Participant. The Committee may, in its discretion, determine that the amount payable to any Participant as a final Annual Incentive Award shall be increased or reduced from the amount of his or her potential Annual Incentive Award, including a determination to make no final Award whatsoever, but may not exercise discretion to increase any such amount in the case of an Annual Incentive Award intended to qualify under Code Section 162(m). The Committee shall specify the circumstances in which an Annual Incentive Award shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a fiscal year or settlement of such Annual Incentive Award.

          (d) Written Determinations. All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards under Section 8(b), and the amount of any Annual Incentive Award pool or potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards under Section 8(c), shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). The Committee may not delegate any responsibility relating to such Performance Awards or Annual Incentive Awards.

          (e) Status of Section 8(b) and Section 8(c) Awards under Code Section 162(m). It is the intent of the Corporation that Performance Awards and Annual Incentive Awards under Sections 8(b) and 8(c) hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder (including Regulation 1.162-27 and successor regulations thereto) shall, if so designated by the Committee, constitute “performance-based compensation” within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Sections 8(b), (c), (d) and (e), including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards or an Annual Incentive Award, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan as in effect on the date of adoption or any agreements relating to Performance Awards or Annual Incentive Awards that are designated as intended to comply with Code Section 162(m) does not comply or is inconsistent with the requirements of Code Section 182(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

     9. Change in Control.

          (a) Effect of “Change In Control”. In the event of a “Change in Control,” the following provisions shall apply unless otherwise provided in the Award agreement:

               (i) Any Award carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested as of the time of the Change in Control and shall remain exercisable and vested for the balance of the stated term of such Award without regard to any termination of employment by the Participant, subject only to applicable restrictions set forth in Section 10 (a) hereof;

               (ii) Any optionee who holds an Option shall be entitled to elect, during the 60 day period immediately following a Change in Control, in lieu of acquiring the shares of Stock covered by such Option, to receive, and the Corporation shall be obligated to pay, in cash the excess of the Change in Control Price over the exercise price of such Option, multiplied by the number of shares of Stock covered by such Option;

               (iii) The restrictions, deferral of settlement, and forfeiture conditions applicable to any other Award granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 10(a) hereof; and

               (iv) With respect to any outstanding Award subject to achievement of performance goals and conditions under the Plan, such performance goals and other conditions will be deemed to be met if and to the extent so provided in the Award agreement relating to such Award.

          (b) Definition of “Change In Control”. A “Change in Control” shall be deemed to have occurred if:

               (i) any Person (other than the Corporation, any trustee or other fiduciary holding securities under any employee benefit plan of the Corporation, or any company owned, directly or indirectly, by the stockholders of the Corporation immediately prior to the occurrence with respect to which the evaluation is being made in substantially the same proportions as their ownership of the common stock of the Corporation) acquires securities of the Corporation and immediately thereafter is the Beneficial Owner (except that a

Person shall be deemed to be the Beneficial Owner of all shares that any such Person has the right to acquire pursuant to any agreement or arrangement or upon exercise of conversion rights, warrants or options or otherwise, without regard to the sixty day period referred to in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation’s then outstanding securities (except that an acquisition of securities directly from the Corporation shall not be deemed an acquisition for purposes of this clause (i));

               (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Corporation to effect a transaction described in clause (i), (iii), or (iv) of this paragraph) whose election by the Board or nomination for election by the Corporation’s stockholders was approved by a vote of at least two thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved but excluding for this purpose any such new director whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 148-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, corporation, partnership, group, associate or other entity or Person other than the Board, cease for any reason to constitute at least a majority of the Board;

               (iii) the consummation of a merger or consolidation of the Corporation with any other entity, other than (i) a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or resulting entity) more than 50% of the combined voting power of the surviving or resulting entity outstanding immediately after such merger or consolidation or (ii) a merger or consolidation in which no premium is intended to be paid to any shareholder participating in the merger or consolidation;

               (iv) the stockholders of the Corporation approve a plan or agreement for the sale or disposition of all or substantially all of the consolidated assets of the Corporation (other than such a sale or disposition immediately after which such assets will be owned directly or indirectly by the stockholders of the Corporation, in substantially the same proportions as their ownership of the common stock of the Corporation immediately prior to such sale or disposition) in which case the Board shall determine the effective date of the Change in Control resulting therefrom; or

               (v) any other event occurs which the Board determines, in its discretion, would materially alter the structure of the Corporation or its ownership.

     For purposes of this definition:

     (1) The term “Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act (including any successor to such Rule).

     (2) The term “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

     (3) The term “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including “group” as defined in Section 13(d) thereof.

          (c) Definition of “Change In Control Price”. The “Change in Control Price” means an amount in cash equal to the higher of (i) the amount of cash and fair market value of property that is the highest price per share paid (including extraordinary dividends) in any transaction triggering the Change in Control or any liquidation of shares following a sale of substantially all assets of the Corporation, or (ii) the highest Fair Market Value per share at any time during the 60-day period preceding and 60-day period following the Change in Control.

     10. General Provisions.

          (a) Compliance with Legal and Other Requirements. The Corporation may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other securities of the Corporation are listed or quoted, or compliance with any other obligation of the Corporation, as the Committee may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and reasons, listing requirements, or other obligations.

          (b) Limits on Transferability; Beneficiaries. No Award or other right or interest granted under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party (other than the Corporation or a subsidiary), or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than ISOs and SARs in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award agreement (subject to any terms and conditions which the Committee may impose thereon). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

          (c) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar transaction or event affects the Stock such that an adjustment is determined by the Committee to be appropriate under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Stock which may be delivered in connection with Awards granted thereafter, (ii) the number and kind of shares of Stock by which annual per-person Award limitations are measured under Section 5 hereof, (iii) the number and kind of shares of Stock subject to or deliverable in respect of outstanding Awards and (iv) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award. In addition, the business unit, or the financial statements of the Corporation or any subsidiary, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the, business strategy of the Corporation, any subsidiary or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided, that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, SARs, Performance Awards granted under Section 8(b) hereof or Annual Incentive Awards granted under Section 8(c) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder to otherwise fail to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder.

          (d) Taxes. The Corporation and any subsidiary is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Corporation and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participants tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

          (e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan or the Committee’s authority to grant Awards under the Plan without the consent of shareholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Corporation’s shareholders not later than the annual meeting next following such Board action if such shareholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to shareholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such Committee action may materially and adversely affect the rights of such Participant under such Award. In addition, the Board shall also have the authority to modify the Plan, to the extent it deems necessary or desirable in its sole discretion, to minimize the taxes incurred by either the Corporation or any Participant relating to any Award.

          (f) Limitation on Rights Conferred under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Corporation or a subsidiary, (ii) interfering in any way with the right of the Corporation or a subsidiary to terminate any Eligible Person’s or Participant’s employment or service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a shareholder of the Corporation unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award.

          (g) Unfunded Status of Awards, Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for certain incentive awards and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Corporation.

          (h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Corporation for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Code Section 162(m).

          (i) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

          (j) Governing Law. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award agreement shall be determined in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable federal law.

          (k) Plan Effective Date and Shareholder Approval. The Plan has been adopted by the Board effective September 18, 2002, subject to approval by the shareholders of the Corporation.

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

PROXY

This proxy, properly executed, will be voted as directed hereon. If no direction is made, this proxy will be voted FOR the proposals. The proxies may vote in their discretion as to other matters which may properly come before the 2004 Annual Meeting.

Please mark your votes like this: ☒

1. PROPOSAL 1: Election of a Director:	☐ FOR	☐ WITHHOLD AUTHORITY
Election as a director of the following:
Class III: Nominee for a 3-year term expiring in the year 2007:
Robert J. Landis

2. PROPOSAL 2: Proposal to amend the	☐ FOR	☐ AGAINST	☐ ABSTAIN
Comprehensive Care Corporation
2002 Incentive Plan.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature	Signature (if held jointly)

Title or authority, if applicable	Date
NOTE: Please sign exactly as name appears hereon. If shares are registered in more than one name, the signatures of all persons are required. A corporation should sign in its full corporate name by a duly authorized officer, stating his or her title. Trustees, guardians, executors and administrators should sign in their official capacity, giving their title as such. If a partnership, please sign in the partnership name by an authorized person.

COMPREHENSIVE CARE CORPORATION

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE 2004 ANNUAL MEETING OF STOCKHOLDERS ON MARCH 11, 2005

The undersigned hereby appoints Mary Jane Johnson and Cathy J. Welch, or either of them, proxies, with power of substitution, to vote the shares of common stock of Comprehensive Care Corporation, which the undersigned is entitled to vote at the 2004 Annual Meeting of Stockholders on March 11, 2005, and any adjournment thereof.

(Continued, and to be marked, dated, and signed, on the other side.)

Please return this proxy promptly using the enclosed envelope.
No postage required if mailed in the United States of America.